UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): May 17, 2007

                           Southside Bancshares, Inc.
             (Exact name of registrant as specified in its charter)

            Texas                      0-12247                 75-1848732
 (State or other jurisdiction   (Commission File Number)      (IRS Employer
        of incorporation)                                 Identification Number)

    1201 S. Beckham, Tyler, Texas                                  75701
(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code (903) 531-7111

                                       NA
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under Securities Act (17 CFR 230-425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On May 17, 2007, Southside Bancshares, Inc. and Fort Worth Bancshares, Inc., the bank holding company of Fort Worth National Bank, entered into an Agreement and Plan of Merger that provides for the merger of Fort Worth Bancshares, Inc. ("Fort Worth") with a wholly-owned subsidiary of Southside Bancshares, Inc. ("Southside").

      Under the terms of the Agreement and Plan of Merger, Southside will acquire all of the outstanding shares of common stock of Fort Worth for cash consideration of $52.00 per share, subject to downward adjustments in certain circumstances. The aggregate consideration will be approximately $36.5 million. Southside and Fort Worth have also made customary representations, warranties and covenants in the Agreement and Plan of Merger.

      The Agreement and Plan of Merger has been approved by the boards of directors of both companies, and the board of directors of Fort Worth will recommend to its shareholders that the merger be approved. The merger is expected to be consummated in the third quarter of 2007. Consummation of the merger is subject to regulatory review and approval, the approval of the shareholders of Fort Worth and customary closing conditions. No assurance can be given that the conditions to closing the transactions contemplated by the Agreement and Plan of Merger will be satisfied, or that the merger ultimately will be consummated.

      A copy of the press release regarding the acquisition is attached as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (D) Exhibits. The following materials are furnished as exhibits to this Current Report on Form 8-K:

Exhibit
Number    Description of Exhibit
------    ----------------------
99.1 Announcement of Agreement and Plan of Merger by and between Fort Worth Bancshares, Inc. and Southside Bancshares, Inc.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Southside Bancshares, Inc.

Date:  May 17, 2007                     By: /s/  Lee R. Gibson
                                            ------------------------------------
                                            Lee R. Gibson, CPA
                                            Executive Vice President and
                                            Chief Financial Officer